Exhibit 10.3

AMENDMENT NO. 4 TO CREDIT AGREEMENT
This AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”), dated as of September 20, 2017, is among BABCOCK & WILCOX ENTERPRISES, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders party hereto, and, for purposes of Sections 5, 6 and 8 hereof, acknowledged and agreed by certain Subsidiaries of the Borrower, as Guarantors.
W I T N E S S E T H:
WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement, dated as of May 11, 2015 (as amended by Amendment No. 1 to Credit Agreement, dated as of June 10, 2016, and as further amended by Amendment No. 2 to Credit Agreement, dated as of February 24, 2017 and by Amendment No. 3 to Credit Agreement, dated as of August 9, 2017, and from time to time as further amended, supplemented, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have provided a revolving credit facility to the Borrower; and
WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to certain amendments to the Credit Agreement as set forth herein, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Amendment.
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Amendments to the Credit Agreement.
The Credit Agreement is, effective as of the Amendment No. 4 Effective Date (as defined below), hereby amended as follows:

(a)	The definition of “Anti-Corruption Laws” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below to read in its entirety as follows:
“Anti-Corruption Laws” means all laws, rules and regulations of any jurisdiction applicable to the Borrower or any of its Subsidiaries from time to time concerning or relating to bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977 and the UK Bribery Act 2010, each as amended.

(b)
The definition of “ERISA Event” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

“ERISA Event” means (a) a reportable event described in Section 4043(b) or 4043(c) of ERISA with respect to a Title IV Plan for which notice has not been waived, (b) the withdrawal of the Borrower, any of its Subsidiaries, any Guarantor or any ERISA Affiliate from a Title IV Plan subject to Section 4063 or Section 4064 of ERISA during a plan year in which any such entity was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or the termination of any such Title IV Plan resulting, in either case, in a material liability to any such entity, (c) the “complete or partial withdrawal” (within the meaning of Sections 4203 and 4205 of ERISA) of the Borrower, any of its Subsidiaries, any Guarantor or any ERISA Affiliate from any Multiemployer Plan where the Withdrawal Liability is reasonably expected to exceed $1,000,000 (individually or in the aggregate), (d) notice of reorganization, insolvency, intent to terminate or termination of a Multiemployer Plan is received by the Borrower, any of its Subsidiaries, any Guarantor or any ERISA Affiliate, (e) the filing of a notice of intent to terminate a Title IV Plan under Section 4041(c) of ERISA or the treatment of a plan amendment as a termination under Section 4041(e) of ERISA, where such termination constitutes a “distress termination” under Section 4041(c) of ERISA, (f) the institution of proceedings to terminate a Title IV Plan by the PBGC, (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan or to meet the minimum funding standard of Sections 430 and 431 of the Code (in either case, whether or not waived), (h) the imposition of a Lien with respect to any employee pension plan under the provisions of the Code that relate to such plans or ERISA on the Borrower, any of its Subsidiaries, any Guarantor or any ERISA Affiliate, (i) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, (j) any Multiemployer Plan entering endangered status for purposes of Section 305 of ERISA, (k) the imposition of liability on the Borrower, any of its Subsidiaries, any Guarantor or any of their respective ERISA Affiliates pursuant to Section 4062(e) or 4069 of ERISA or by reason of the application of Section 4212(c) of ERISA, ~~(k)~~ (l) the occurrence of an act or omission which would reasonably be expected to give rise to the imposition on the Borrower, any of its Subsidiaries, any Guarantor or any of their respective ERISA Affiliates of fines, penalties, taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any “employee pension plan” (within the meaning of Section 3(2) of ERISA), ~~or (l)~~ (m) receipt from the IRS of notice of the failure of any employee pension plan that is intended to be qualified under Section 401(a) of the Code so to qualify under Section 401(a) of the Code, or the failure of any trust forming part of any such employee pension plan to qualify for exemption from taxation under Section 501(a) of the Code or (n) the occurrence of any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code involving the Borrower, any of its Subsidiaries, any Guarantor or any of their respective ERISA Affiliates.

(c)	The definition of “Sanction(s)” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below to read in its entirety as follows:

“Sanction(s)” means any sanction or trade embargo imposed, administered or enforced at the time of determination by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, Her Majesty’s Treasury or other relevant sanctions authority exercising jurisdiction over the Borrower or its Subsidiaries from time to time, the violation of which constitutes a violation of the law of the United States or, as to any Subsidiary that is organized under the laws of any non-United States jurisdiction, the law of that jurisdiction.

(d)	The definition of “Title IV Plan” in Section 1.01 (Defined Terms) of the Credit Agreement shall be amended by inserting the text underlined below to read in its entirety as follows:
“Title IV Plan” means an “employee pension benefit plan” (as defined by Section 3(2) of ERISA), other than a Multiemployer Plan, covered by Title IV of ERISA or Section 412 of the Code and to which the Borrower, any of its Subsidiaries, any Guarantor or any ERISA Affiliate has any obligation or liability (contingent or otherwise).

(e)	Section 5.16 (ERISA) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

5.16    ERISA.

(a)    Each Employee Benefit Plan that is intended to qualify under Section 401 of the Code (i) (x) has received a favorable determination letter, or is subject to a favorable opinion letter, from the IRS indicating that such Employee Benefit Plan is so qualified and any trust created under any Employee Benefit Plan is exempt from tax under the provisions of Section 501 of the Code, (y) is substantially similar to an “employee benefit plan” as defined in Section 3(3) of ERISA that is, or was, sponsored, maintained, or contributed to by a former ERISA Affiliate that received such a favorable determination letter or opinion letter prior to the Spinoff, or (z) is the subject of an application for such a favorable determination letter or opinion letter that is currently being processed by the IRS, and (ii) to the knowledge of the Borrower, nothing has occurred subsequent to the issuance of such determination or opinion letter, as applicable, which would cause such Employee Benefit Plan to lose its qualified status or that would cause such trust to become subject to tax, except where such failures could not reasonably be expected to have a Material Adverse Effect.

(b)    The Borrower, each of its Subsidiaries, each Guarantor and each of their respective ERISA Affiliates is in material compliance with all applicable provisions and requirements of ERISA, the Code and applicable Employee Benefit Plan provisions with respect to each Employee Benefit Plan except for non-compliances that would not reasonably be expected to have a Material Adverse Effect.

(c)    There are no pending or, to the best knowledge of the Company, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Employee Benefit Plan that could reasonably be expected to have a Material Adverse Effect.

~~(c)~~(d)    There has been no, nor is there reasonably expected to occur, any ERISA Event other than those that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

~~(d)~~(e)    Except (i) to the extent required under Section 4980B of the Code or similar state laws, and (ii) with respect to which the aggregate liability, calculated on a FAS 106 basis as of December 31, 2014, does not exceed $150,000,000, no Employee Benefit Plan provides health or welfare benefits (through the purchase of insurance or otherwise) to any retired or former employees, consultants or directors (or their dependents) of the Borrower, any of its Subsidiaries, any Guarantor or any of their respective ERISA Affiliates.

(f)    With respect to each retirement savings scheme or arrangement mandated by a government other than the United States (a “Foreign Government Scheme or Arrangement”) and with respect to each employee benefit plan maintained or contributed to by the Borrower or any of its Subsidiaries, that is not subject to United States law (a “Foreign Plan”), except as could not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect:

(i) Any employer contributions required by law or the terms of any Foreign Government Scheme or Arrangement or any Foreign Plan have been made, or if applicable, accrued, in accordance with normal accounting practices of the jurisdiction in which such plan is maintained;

(ii) The Fair Market Value of the assets of each funded Foreign Plan that is required to be funded, or the liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide for the accrued benefit obligations, as of the date hereof, with respect to all current and former participants in such Foreign Plan according to the actuarial assumptions and valuations most recently used to account for such obligations in accordance with applicable generally accepted accounting principles of the jurisdiction in which such plan is maintained; and

(iii) Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory authorities.

(f)	Section 6.08 (ERISA Matters) of the Credit Agreement shall be amended by inserting the text below as a new, unnumbered, paragraph at the end of such Section to read in its entirety as follows:

Notwithstanding the foregoing, promptly, and in any event within 60 days after a Multiemployer Plan is certified to be in “endangered” or “critical” status within the meaning of Code Section 432 or Section 305 of ERISA, notice of such Multiemployer Plan’s status and a copy of such Multiemployer Plan’s most recent funding improvement plan or rehabilitation plan, as required to be adopted under ERISA.

(g)	Section 7.17 (Sanctions) of the Credit Agreement shall be amended by inserting the text underlined below and deleting the text stricken below to read in its entirety as follows:

7.17    Sanctions. The Borrower shall not, and shall not permit any of its Subsidiaries to use the proceeds of any Credit Extension, or make available such proceeds to any Subsidiary, ~~joint venture~~ Joint Venture partner or other individual or entity, to fund, finance or facilitate any activities of or business with any individual or entity, or in any Designated Jurisdiction, that, in each case at the time of such funding, is the subject of Sanctions, or in any other manner that, to the Borrower’s knowledge, would result in a violation by any Lender, Arranger, Administrative Agent, L/C Issuer or Swing Line Lender of Sanctions.

(h)	Clause (d) of Section 8.01 (Events of Default) of the Credit Agreement shall be amended to read in its entirety as follows:

(d)     Failure to Perform Covenants. any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Sections 6.03(a), 6.08, 6.12 (with respect to the existence of the Borrower), 6.17, 6.25, 6.26 or Article VII or (ii) any other term, covenant or agreement contained in this Agreement or in any other Loan Document if such failure under this clause (ii) shall remain unremedied for 30 days after the earlier of (A) the date on which a Responsible Officer of the Borrower obtains actual knowledge of such failure and (B) the date on which written notice thereof shall have been given to the Borrower by the Administrative Agent, any Lender or any L/C Issuer; or

(i)	The Borrower’s notice details set forth in Schedule 10.02 (Administrative Agent’s Office; Certain Addresses for Notices) of the Credit Agreement shall be amended to read in its entirety as follows:

Babcock & Wilcox Enterprises, Inc
The Harris Building
13024 Ballantyne Corporate Place, Suite 700
Charlotte, North Carolina 28277
Attention: Treasurer (with copy to General Counsel)
Telephone: 980-365-4652
Telecopier: 704-625-4910
Electronic Mail: olunking@babcock.com
Website Address: www.babcock.com
U.S. Taxpayer Identification Number: 47-2783641

2.	[Reserved.]

3.	Effectiveness; Conditions Precedent.
The amendments contained herein shall only be effective upon the satisfaction or waiver of each of the following conditions precedent (the date of satisfaction or waiver, the “Amendment No. 4 Effective Date”):

(a)	the Administrative Agent shall have received counterparts of this Amendment executed by the Loan Parties and the Required Lenders.

(b)
without prejudice to, or limiting the Borrower’s obligations under, Section 10.04 (Expenses; Indemnity; Damage Waiver) of the Credit Agreement, all outstanding fees, costs and expenses due to the Administrative Agent and the Lenders, including on account of

Freshfields Bruckhaus Deringer US LLP and FTI Consulting, Inc., shall have been paid in full to the extent that the Borrower has received an invoice therefor (with reasonable and customary supporting documentation) at least two Business Days prior to the Amendment No. 4 Effective Date (without prejudice to any post-closing settlement of such fees, costs and expenses to the extent not so invoiced); and

(c)	each of the representations and warranties made by the Borrower in Section 4 hereof shall be true and correct.
The Administrative Agent agrees that it will, upon the satisfaction or waiver of the conditions contained in this Section 3, promptly provide written notice to the Borrower and the Lenders of the effectiveness of this Amendment.

4.	Representations and Warranties.
In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders, for itself and for each other Loan Party, as follows:

(a)	that both immediately prior to and immediately after giving effect to this Amendment, no Default exists;

(b)
the representations and warranties contained in the Credit Agreement (as amended hereby) are true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties (i) specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date and (ii) contain a materiality or Material Adverse Effect qualifier, in which case such representations and warranties shall be true and correct in all respects);

(c)
the execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment has been duly authorized by all necessary corporate, limited liability company or partnership action, including the consent of shareholders, partners and members where required, does not contravene any Loan Party or any of its Subsidiaries’ respective Constituent Documents, does not violate any Requirement of Law applicable to any Loan Party or any order or decree of any Governmental Authority or arbiter applicable to any Loan Party and does not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person in order to be effective and enforceable;

(d)	this Amendment has been duly executed and delivered on behalf of the Borrower and the other Loan Parties;

(e)
this Amendment constitutes a legal, valid and binding obligation of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, Debtor Relief Laws or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(f)
as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by the Loan Documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 7.02 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Security Instruments pursuant to which such Liens were granted.

5.	Consent, Acknowledgement and Reaffirmation of Indebtedness and Liens.
By its execution hereof, each Loan Party, in its capacity under each of the Loan Documents to which it is a party (including the capacities of debtor, guarantor, grantor and pledgor, as applicable, and each other similar capacity, if any, in which such party has granted Liens on all or any part of its properties or assets, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Obligations), hereby:

(a)	expressly consents to the amendments and modifications to the Credit Agreement effected hereby;

(b)
expressly confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which it is a party is, and all of the obligations and liabilities of such Loan Party (including, without limitation, with respect to all Loans and all Letters of Credit) to the Administrative Agent, the Lenders and each other Secured Party contained in the Loan Documents to which it is a party (in each case, as amended and modified by this Amendment), are and shall continue to be, in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects and, without limiting the foregoing, agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, guaranties, grants of security interests and covenants contained in the Loan Documents;

(c)
to the extent such party has granted Liens or security interests on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of its Obligations to the Administrative Agent, the Lenders, and/or any other Secured Party, acknowledges, ratifies, remakes, regrants, confirms and reaffirms without condition, all Liens and security interests granted by such Loan Party to the Administrative Agent for their benefit and the benefit of the Lenders, pursuant to the Credit Agreement and the other Loan Documents, and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Obligations under the Loan Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Loans made by, and Letters of Credit provided by, the Administrative Agent and the Lenders to the Borrower and/or the other Loan Parties under the Credit Agreement, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing; and

(d)	agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Loan Documents.

6.	Releases; Waivers.

(a)
By its execution hereof, each Loan Party (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Loan Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties, and the Administrative Agent’s, each Lenders’ and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, covenants, controversies, damages, judgments, expenses, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, claims for subordination (whether equitable or otherwise), interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore have accrued against any of the Lender Parties under the Credit Agreement or any of the other Loan Documents, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof, in all cases of the foregoing in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”), in each case, other than Claims arising from Lender Parties’ gross negligence, fraud, or willful misconduct. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 6.

(b)
By its execution hereof, each Loan Party hereby (i) acknowledges and confirms that there are no existing defenses, claims, subordinations (whether equitable or otherwise), counterclaims or rights of recoupment or setoff against the Administrative Agent, the Lenders or any other Secured Parties in connection with the Obligations or in connection with the negotiation, preparation, execution, performance or any other matters relating to the Credit Agreement, the other Loan Documents or this Amendment and (ii) expressly waives any setoff, counterclaim, recoupment, defense or other right that such Loan Party now has against the Administrative Agent, any Lender or any of their respective affiliates, whether in connection with this Amendment, the Credit Agreement and the other Loan Documents, the transactions contemplated by this Amendment or the Credit Agreement and the Loan Documents, or any agreement or instrument relating thereto.

7.	Entire Agreement.

This Amendment, the Credit Agreement (including giving effect to the amendments set forth in Section 1 above) and the other Loan Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8.	Full Force and Effect of Credit Agreement.
This Amendment is a Loan Document (and the Borrower and the other Loan Parties agree that the “Obligations” secured by the Collateral shall include any and all obligations of the Loan Parties under this Amendment). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.

9.	Counterparts; Effectiveness.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Section 3 above, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, electronic email or other electronic imaging means (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.

10.	Governing Law; Jurisdiction; Waiver of Jury Trial.
THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE

STATE OF NEW YORK. Sections 10.04, 10.14 and 10.15 of the Credit Agreement are hereby incorporated by herein by this reference.

11.	Severability.
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.	References.
All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment.

13.	Successors and Assigns.
This Amendment shall be binding upon the Borrower, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Lenders and the Administrative Agent and the respective successors and assigns of the Borrower, the Lenders and the Administrative Agent.

14.	Lender Acknowledgment.
Each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BABCOCK & WILCOX ENTERPRISES, INC.

By: s/ Orville Lunking________
Name: Orville Lunking
Title:    Vice President & Treasurer

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

Acknowledged and Agreed for purposes of Sections 5, 6 and 8 of the Amendment:

AMERICON EQUIPMENT SERVICES, INC.
AMERICON, LLC
BABCOCK & WILCOX CONSTRUCTION CO., LLC
BABCOCK & WILCOX EBENSBURG POWER, LLC
BABCOCK & WILCOX EQUITY INVESTMENTS, LLC
BABCOCK & WILCOX HOLDINGS, INC.
BABCOCK & WILCOX INDIA HOLDINGS, INC.
BABCOCK & WILCOX INTERNATIONAL SALES AND SERVICE CORPORATION
BABCOCK & WILCOX INTERNATIONAL, INC.
BABCOCK & WILCOX MEGTEC HOLDINGS, INC.
BABCOCK & WILCOX MEGTEC, LLC
BABCOCK & WILCOX SPIG, INC.
BABCOCK & WILCOX TECHNOLOGY, LLC
BABCOCK & WILCOX UNIVERSAL, INC.
DELTA POWER SERVICES, LLC
DIAMOND OPERATING CO., INC.
DIAMOND POWER AUSTRALIA HOLDINGS, INC.
DIAMOND POWER CHINA HOLDINGS, INC.
DIAMOND POWER EQUITY INVESTMENTS, INC.
DIAMOND POWER INTERNATIONAL, LLC
DPS ANSON, LLC
DPS BERLIN, LLC
DPS CADILLAC, LLC
DPS FLORIDA, LLC
DPS GREGORY, LLC
DPS MECKLENBURG, LLC
DPS PIEDMONT, LLC

By: s/ Robert P. McKinney______
Name: Robert P. McKinney
Title:    Assistant Secretary

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

EBENSBURG ENERGY, LLC
MEGTEC ENERGY & ENVIRONMENTAL LLC
MEGTEC INDIA HOLDINGS, LLC
MEGTEC SYSTEMS AUSTRALIA INC.
MEGTEC TURBOSONIC TECHNOLOGIES, INC.
MTS ASIA, INC.
O&M HOLDING COMPANY
PALM BEACH RESOURCE RECOVERY CORPORATION
POWER SYSTEMS OPERATIONS, INC.
SOFCO EFS HOLDINGS LLC
THE BABCOCK & WILCOX COMPANY
UNIVERSAL AET HOLDINGS, LLC
UNIVERSAL SILENCER MEXICO II, LLC
UNIVERSAL SILENCER MEXICO, LLC
UNIVERSAL SILENCER PROPERTIES I, LLC
UNIVERSAL SILENCER PROPERTIES II, LLC
UNIVERSAL SILENCER PROPERTIES III, LLC

By: s/ Robert P. McKinney______
Name: Robert P. McKinney
Title:    Assistant Secretary

EBENSBURG INVESTORS LIMITED PARTNERSHIP

By: BABCOCK & WILCOX EBENSBURG POWER,             LLC, as General Partner

By: s/ Robert P. McKinney______
Name: Robert P. McKinney
Title:    Assistant Secretary

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent
By: s/ Bridgett J. Manduk Mowry____
Name: Bridgett J. Manduk Mowry
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

Lenders:

BANK OF AMERICA, N.A., As Lender and Swing Line Lender
By: s/ Stephanie Tanwar____
Name: Stephanie Tanwar
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

BNP Pariba , as Lender

By: s/ Todd Rodgers________
Name: Todd Rodgers
Title: Director
By: s/ Mary-Ann Wong______
Name: Mary-Ann Wong
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

JPMorgan Chase Bank, N.A. , as Lender

By: s/ Antje Focke________
Name: Antje Focke
Title: Executive Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

UniCredit Bank AG, as Lender

By: s/ Jonathan Rivera_______
Name: Jonathan Rivera
Title: Associate

By: s/ Michael D. Novellino____
Name: Michael D. Novellino
Title: Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

TD Bank, N.A., as Lender

By: s/ Craig Welch________
Name: Craig Welch
Title: Senior Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

COMPASS BANK dba BBVA COMPASS, as Lender

By: s/ Bruce Bingham________
Name: Bruce Bingham
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

U.S. Bank NA, as Lender

By: s/ Matthew Karki________
Name: Matthew Karki
Title: Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By: s/ Lauren Hom________
Name: Lauren Hom
Title: Director

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

Branch Banking and Trust Company, as Lender

By: s/ Ian Phillips________
Name: Ian Phillips
Title: Senior Vice President

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

The Bank of Nova Scotia, as Lender

By: s/ John Pagazani________
Name: John Pagazani
Title: Director

By: s/ Justin Mitges________
Name: Justin Mitges
Title: Senior Manager

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK, as Lender

By: s/ Yurly A. Tsyganov________
Name: Yurly A. Tsyganov
Title: Director

By: s/ Kathleen Sweeney________
Name: Kathleen Sweeney
Title: Managing Direct

[Babcock & Wilcox Enterprises, Inc.
Amendment No. 4 to Credit Agreement
Signature Page]